SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549





                                    FORM 8-K





                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 7, 2004



                                   INYX, INC.

             (Exact name of registrant as specified in its charter)



Nevada                               333-83152                   75-2870720
------                               ---------                   ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
    of incorporation)               File Number)             Identification No.)



                825 Third Avenue, 40th Floor, New York, NY 10022
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)
       Registrant's telephone number, including area code: (212) 838-1111

Item 8.01. Other Events and Required FD disclosures

         On October 7, 2004, Inyx, Inc. (the "Company") issued a press release announcing that it has entered into an agreement in principle with Aventis Pharmaceuticals, Inc. to acquire the assets and certain business of Aventis Pharmaceuticals Puerto Rico

         The press release in Exhibit 99.1 is being furnished, and shall not be deemed to be "filed", with the SEC. Such exhibit shall not be incorporated by reference into any filing of the registrant with the SEC, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 9.01. Financial Exhibits, Pro Forma Financial Information and Exhibits.

         99.1     Press Release of Inyx, Inc. dated October 7, 2004.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     INYX, INC.



                                                     By:  /s/ Jack Kachkar
                                                        ------------------------
                                                        Jack Kachkar, Chairman

Dated:            October 7, 2004